UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

AMR Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

American Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation

On July 31, 2013, American Airlines, Inc. (“American”), a wholly-owned subsidiary of AMR Corporation (“AMR”), and Wilmington Trust Company, as subordination agent (the “Subordination Agent”) and as pass through trustee under the pass through trust newly formed by American (the “Trustee”), Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”) under the Escrow Agreement (as defined below), and Wilmington Trust Company, as paying agent (the “Paying Agent”) under the Escrow Agreement, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Note Purchase Agreement, subject to certain terms and conditions, provides for the future issuance by American of equipment notes (the “Series A Equipment Notes”) in the aggregate principal amount of $1,408,113,000 to be secured by 41 Boeing 737-823 aircraft, 14 Boeing 757-223 aircraft, one Boeing 767-323ER aircraft and 19 Boeing 777-223ER aircraft, each currently owned by American as specified in the Note Purchase Agreement (each such aircraft, an “Aircraft” and, collectively, the “Aircraft”). Pursuant to the Note Purchase Agreement and the form of Participation Agreement (“Form of Participation Agreement”) and form of Indenture and Security Agreement (“Form of Indenture”), each attached as an exhibit thereto, upon the financing of each Aircraft, the Trustee will enter into a Participation Agreement substantially in the form of the Form of Participation Agreement and will purchase the Series A Equipment Notes to be issued under an Indenture and Security Agreement substantially in the form of the Form of Indenture (each, an “Indenture” and collectively, the “Indentures”) to be entered into by American and Wilmington Trust Company, as loan trustee (the “Loan Trustee”), with respect to such Aircraft.

Each Indenture contemplates the issuance of Series A Equipment Notes bearing interest at the rate of 4.95% per annum, in the aggregate principal amount (once all the Series A Equipment Notes have been issued) equal to $1,408,113,000. The Series A Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of American Airlines Pass Through Certificates, Series 2013-2A (the “Class A Certificates”).

Pending the purchase of the Series A Equipment Notes, the proceeds from the sale of the Class A Certificates were placed in escrow by the Trustee pursuant to the Escrow and Paying Agent Agreement, dated as of July 31, 2013, among the Escrow Agent, the Paying Agent, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as initial purchasers, and the Trustee (the “Escrow Agreement”). The escrowed funds were deposited with Deutsche Bank Trust Company Americas (the “Depositary”), under a deposit agreement for the Class A Certificates, dated as of July 31, 2013, between the Escrow Agent and the Depositary.

The interest on the issued and outstanding Series A Equipment Notes and the escrowed funds, as the case may be, is payable semi-annually on each January 15 and July 15, beginning on January 15, 2014. The principal payments on the issued and outstanding Series A Equipment Notes are scheduled for payment on January 15 and July 15 in certain years, commencing on January 15, 2014. Final payments will be due, depending on the Aircraft, on July 15, 2015, July 15, 2016, January 15, 2017, January 15, 2019, July 15, 2021 or January 15, 2023. Maturity of the Series A Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain events during American’s current bankruptcy proceeding and certain bankruptcy and insolvency events involving American after American emerges from its current bankruptcy proceeding. The Series A Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and also will be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Class A Certificates were sold in a private placement to “qualified institutional buyers” as defined in, and in reliance on, Rule 144A under the Securities Act of 1933, as amended. Pursuant to a registration rights agreement, which American entered into upon the issuance of the Class A Certificates, American expects to file an exchange offer registration statement or, under specific circumstances, a shelf registration statement with respect to the Class A Certificates.

The foregoing description of the Note Purchase Agreement and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein.

Item 8.01 Other Events

American is filing herewith a press release issued on July 31, 2013 by American as Exhibit 99.1, which is included herein. This press release was issued to announce the closing of the transactions described under Item 2.03 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The Exhibit Index attached to this Current Report is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR Corporation

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: July 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

Date: July 31, 2013	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Pass Through Trust Agreement, dated as of March 12, 2013, between American Airlines, Inc. and Wilmington Trust Company (filed as Exhibit 4.1 to AMR’s Current Report on Form 8-K, dated March 12, 2013, and incorporated by reference herein)

4.2	Trust Supplement No. 2013-2A, dated as of July 31, 2013, among American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of March 12, 2013

4.3	Revolving Credit Agreement (2013-2A), dated as of July 31, 2013, between Wilmington Trust Company, as Subordination Agent (as agent and trustee for the trustee of American Airlines Pass Through Trust 2013-2A), as Borrower and Morgan Stanley Bank, N.A., as Liquidity Provider

4.4	Intercreditor Agreement (2013-2), dated as of July 31, 2013, among Wilmington Trust Company, as Trustee of the American Airlines Pass Through Trust 2013-2A, Morgan Stanley Bank, N.A. as Class A Liquidity Provider and Wilmington Trust Company as Subordination Agent

4.5	Deposit Agreement (Class A), dated as of July 31, 2013, between Wilmington Trust, National Association, as Escrow Agent, and Deutsche Bank Trust Company Americas, as Depositary

4.6	Escrow and Paying Agent Agreement (Class A), dated as of July 31, 2013, among Wilmington Trust, National Association, as Escrow Agent, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as Initial Purchasers, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2013-2A, and Wilmington Trust Company as Paying Agent

4.7	Note Purchase Agreement, dated as of July 31, 2013, among American Airlines, Inc., Wilmington Trust Company, as Class A Pass Through Trustee, Wilmington Trust Company, as Subordination Agent, Wilmington Trust, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

4.8	Form of Participation Agreement (Participation Agreement among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under the Pass Through Trust Agreement, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein) (Exhibit B to Note Purchase Agreement)

4.9	Form of Indenture and Security Agreement (Indenture and Security Agreement between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee) (Exhibit C to Note Purchase Agreement)

4.10	Form of Pass Through Trust Certificate, Series 2013-2A (included in Exhibit A to Exhibit 4.2)

4.11	Form of Series 2013-2 Equipment Notes (included in Section 2.01 of Exhibit 4.9)

4.12	Registration Rights Agreement, dated as of July 31, 2013, among American Airlines, Inc., Wilmington Trust Company, as Trustee under the Pass Through Trust Agreement, dated as of March 12, 2013, and Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as Initial Purchasers

99.1	Press Release of American Airlines, Inc. dated July 31, 2013